UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2020 (June 1, 2020)

SL GREEN REALTY CORP.

(Exact name of registrant as specified in its charter)

Maryland	1-13199	13-3956775
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

420 Lexington Avenue New York, New York 10170 (Address of principal executive offices, including zip code)

Registrants’ telephone number, including area code: (212) 594-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Trading Symbol	Title of Each Class	Name of Each Exchange on Which Registered
SL Green Realty Corp.	SLG	Common Stock, $0.01 par value	New York Stock Exchange
SL Green Realty Corp.	SLG.PRI	6.500% Series I Cumulative Redeemable Preferred Stock, $0.01 par value, $25.00 mandatory liquidation preference	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

(a)  SL Green Realty Corp. (the "Company") held its Annual Meeting of Stockholders (the "Annual Meeting") on June 1, 2020.

(b)  The Annual Meeting was held for the purpose of: (i) electing nine directors to serve on the Company's Board of Directors until its 2021 annual meeting of stockholders and until their successors are duly elected and qualify; (ii) approving, on an advisory basis, the Company's executive compensation; and (iii) ratifying the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020. Further information regarding the foregoing proposals is contained in the Company's Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 24, 2020. The total number of shares of common stock entitled to vote at the Annual Meeting was 77,590,864, of which 70,113,981 shares, or approximately 90.36%, were present in person or by proxy.  The results of the meeting are as follows:

Proposal 1

John H. Alschuler, Betsy Atkins, Edwin T. Burton, III, Lauren B. Dillard, Stephen L. Green, Craig M. Hatkoff, Marc Holliday, John S. Levy and Andrew W. Mathias were elected, with approximately 87.1%, 98.3%, 87.6%, 95.0%, 96.5%, 87.9%, 93.2%, 88.5% and 96.1%, respectively, of the votes cast voting in favor, as the directors of the Company for a one-year term and until their successors are duly elected and qualify.

	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
John H. Alschuler	59,076,701	8,745,528	13,599	2,278,153
Betsy Atkins	66,638,160	1,184,370	13,298	2,278,153
Edwin T. Burton III	59,408,970	8,413,161	13,697	2,278,153
Lauren B. Dillard	64,444,776	3,377,582	13,470	2,278,153
Stephen L. Green	65,433,117	2,389,531	13,180	2,278,153
Craig M. Hatkoff	59,616,917	8,204,870	14,041	2,278,153
Marc Holliday	63,146,680	4,642,851	46,297	2,278,153
John S. Levy	60,008,875	7,813,228	13,725	2,278,153
Andrew W. Mathias	65,186,984	2,635,144	13,700	2,278,153

Proposal 2

The Company's executive compensation was approved on an advisory basis, with approximately 89.1% of the votes cast voting in favor.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
60,400,429	7,417,687	17,712	2,278,153

Proposal 3

The appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020 was ratified, with approximately 97.0% of the votes cast voting in favor.

Votes For	Votes Against	Votes Abstaining
67,964,351	2,134,888	14,742

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 2, 2020

SL GREEN REALTY CORP.

By:	/s/ Andrew S. Levine

Name: Andrew S. Levine

Title: Executive Vice President, Chief Legal Officer and General Counsel